Exhibit 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Daily Journal Corporation (the "Company") for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald L. Salzman, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald L. Salzman

____________________________________________

Gerald L. Salzman
Chief Executive Officer, President,
Chief Financial Officer and Treasurer

May 8, 2018

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, and is not being filed as part of the Report or as a separate disclosure document.